DIRTT Announces Debenture Repurchase, Enters into Support Agreement and Amends Shareholder Rights Plan

CALGARY, Alberta, August 2, 2024 (GLOBE NEWSWIRE) – DIRTT Environmental Solutions Ltd. ("DIRTT" or the "Company") (TSX: DRT; OTC: DRTTF), a leader in industrialized construction, announced today that it has entered into an agreement (the "Repurchase Agreement") with 22NW Fund LP ("22NW"), DIRTT's largest shareholder, to purchase for cancellation an aggregate of C$18,915,000 principal amount of DIRTT's outstanding 6.00% convertible debentures due January 31, 2026 (the "January Debentures") at a purchase price of C$684.58 per C$1,000 principal amount of January Debentures and C$13,638,000 principal amount of DIRTT's outstanding 6.25% convertible debentures due December 31, 2026 (the "December Debentures" and together with the January Debentures, the "Debentures") at a purchase price of C$665.64 per C$1,000 principal amount of December Debentures, for an aggregate purchase price of C$22,104,591.45, inclusive of a cash payment for all accrued and unpaid interest up to, but excluding, the date on which such Debentures are purchased by the Company (the “Debenture Repurchase”). The purchase price of each series of Debentures (excluding the cash payment for accrued and unpaid interest) represents a discount of approximately 4% to the average trading price of the applicable series of Debentures on the Toronto Stock Exchange (the "TSX") for the 20 trading days preceding August 2, 2024. Following the Debenture Repurchase, C$16,642,000 principal amount of the January Debentures and C$15,587,000 principal amount of the December Debentures will remain outstanding, and 22NW will no longer hold any Debentures.

DIRTT also entered into a support and standstill agreement (the "Support Agreement") with 22NW and WWT Opportunity #1 LLC ("WWT"), DIRTT's second largest shareholder. The Support Agreement replaces the previously announced support and standstill agreement entered into with 22NW on March 22, 2024. Under the Support Agreement, both 22NW and WWT have agreed to certain voting and standstill obligations, including voting in favor of the management director nominees at each of DIRTT's next two annual general meetings and voting in favor of the ratification of the Amended and Restated SRP (as defined below). Additionally, each of 22NW and WWT has the right to designate a director nominee at each of DIRTT’s next two annual general meetings, and are each subject to certain restrictions with respect to commencing a take-over bid for the Company. The Support Agreement also permits WWT to acquire up to 4,067,235 additional common shares of the Company ("Shares") through market purchases (representing approximately 2% of the issued and outstanding Shares), which will provide WWT with an opportunity to own the same number of Shares as 22NW (being 57,447,988 Shares, or approximately 29.8% of the current issued and outstanding

Shares). The Support Agreement otherwise prohibits each of 22NW and WWT from acquiring any additional Shares.

To give effect to the terms of the Support Agreement, DIRTT's Board of Directors (the "Board") has adopted an amended and restated shareholder rights plan effective August 2, 2024 (the "Amended and Restated SRP") that amends and restates the Company's shareholder rights plan agreement originally adopted by the Board on March 22, 2024 (the "Original SRP"), which remains subject to shareholder approval. The Amended and Restated SRP revises the definition of Exempt Acquisition to permit WWT to acquire additional Shares without triggering the provisions of the Amended and Restated SRP. The Amended and Restated SRP is otherwise consistent with the Original SRP and, as previously announced, is substantially similar to the rights plan adopted by the Company in 2021. Like the Original SRP, the Amended and Restated SRP is intended to help ensure that all shareholders of the Company are treated fairly and equally in connection with any unsolicited take-over bid or other acquisition of control of the Company (including by way of a “creeping” take-over bid). The Amended and Restated SRP is not being adopted in response to any specific proposal to acquire control of the Company, and the Board is not aware of any pending or potential take-over bid for the Company.

While the Amended and Restated SRP has been approved by the Board and is now in effect, it remains subject to shareholder ratification at a special meeting to be held later this year (the "SRP Meeting"). To continue to be effective, the Amended and Restated SRP must be approved by a simple majority of the votes cast at the SRP Meeting, as well as a majority of the votes cast at the SRP Meeting excluding votes cast by 22NW and WWT. If the Amended and Restated SRP is not ratified by shareholders, the Amended and Restated SRP and any rights issued thereunder will cease at that time.

The full text of the Support Agreement and the Amended and Restated SRP will be available on the Company’s profile on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov.

DETAILS OF THE DEBENTURE REPURCHASE

Closing of the Debenture Repurchase is expected to occur later today. DIRTT will fund the Debenture Repurchase with cash on hand and remains well positioned to continue funding its ongoing strategic initiatives using cash on hand and operating cash flows.

The Debenture Repurchase was overseen by a Special Committee of the Board consisting entirely of independent directors, which was established to consider strategic financing alternatives and other matters (the "Special Committee"). The Special Committee undertook a deliberate and full consideration of the Debenture Repurchase with the assistance of its external advisors. The Special Committee engaged KPMG LLP ("KPMG"), who provided an opinion stating that, subject to the assumptions, limitations and qualifications therein, as of the date thereof, the consideration to be paid by DIRTT pursuant to the Repurchase Agreement is fair, from a financial point of view, to DIRTT (the "Fairness Opinion"). KPMG was paid a fixed fee for its services. The Special Committee determined that the Debenture Repurchase was in the best interest of DIRTT and recommended the Board approve the transaction.

The Board considered and evaluated the recommendation of the Special Committee, the Fairness Opinion, discussions with its external advisors, and the funds available to the Company to finance the Debenture Repurchase, among other factors, and determined that the Debenture Repurchase was in the best interest of DIRTT. Aron English, the portfolio manager of 22NW, recused himself from all Board meetings, or portions thereof, as applicable, at which the Debenture Repurchase was considered and abstained from voting on the Debenture Repurchase.

"The Debenture Repurchase is an opportunity for DIRTT to deleverage its balance sheet by repurchasing these Debentures at a discount of over 30% to the face value" said Benjamin Urban, DIRTT's Chief Executive Officer.

Scott Robinson, Chair of the Board and the Special Committee remarked, "Value creation by way of strategic and efficient capital allocation decisions is an important part of our strategy. 22NW and WWT remain committed, long-term shareholders of DIRTT and we continue to value their ongoing support and engagement."

In connection with its consideration of the Debenture Repurchase, the Special Committee considered and ultimately recommended to the Board that the Company consider a normal course issuer bid for the Debentures following the release of DIRTT's second quarter financial results. The Board considered the recommendation and plans to commence a normal course issuer bid at such time. The proposed normal course issuer bid would allow DIRTT to further deleverage its balance sheet. Further, while DIRTT recently completed a substantial issuer bid open to all Debentureholders, the proposed normal course issuer bid would provide other Debentureholders an additional opportunity to sell their Debentures.

ABOUT DIRTT

DIRTT is a leader in industrialized construction. DIRTT’s system of physical products and digital tools empowers organizations, together with construction and design leaders, to build high-performing, adaptable, interior environments. Operating in the workplace, healthcare, education, and public sector markets, DIRTT’s system provides total design freedom, and greater certainty in cost, schedule, and outcomes. DIRTT’s interior construction solutions are designed to be highly flexible and adaptable, enabling organizations to easily reconfigure their spaces as their needs evolve. Headquartered in Calgary, AB Canada, DIRTT trades on the Toronto Stock Exchange under the symbol “DRT”.

Important Additional Information

DIRTT intends to file a proxy statement and a proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the SRP Meeting. SHAREHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE SRP MEETING. Shareholders will be able to obtain the definitive proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC at no charge on EDGAR at www.sec.gov.

PARTICIPANT INFORMATION

The Company, its directors and certain of its executive officers (as set forth below) are or may be deemed to be “participants” (as defined in Section 14(a) of the Securities Exchange Act of 1934, as amended) in the solicitation of proxies from the Company’s shareholders in connection with the matters to be considered at the SRP Meeting. Information about the compensation of our named executive officers and our non-employee directors is set forth in the sections entitled “Executive Compensation” and “Director Compensation” in the Company’s definitive proxy statement on Schedule 14A for the Company’s 2024 Annual Meeting of Shareholders, filed on March 28, 2024 (the “2024 Proxy”), commencing on pages 36 and 50, respectively, and available here. Information regarding the participants’ holdings of the Company’s securities can be found in the section entitled “Security Ownership of Certain Beneficial Owners and Management” in the 2024 Proxy on pages 54–55 and available here, and as reflected in the table below. If any filings are made by the Company with the SEC on Forms 3, 4 and 5 with respect to the participants’ holdings of the Company’s securities, the Company will update the table and such filings will be available through EDGAR at www.sec.gov. Updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the section entitled “Security Ownership of Certain Beneficial Owners and Management” of the Company’s proxy statement on Schedule 14A and other materials to be filed with the SEC.

Directors (1)
Name	Ownership	Date of Filing	Filing Type	Hyperlink
Scott Robinson (Chair)	273,269	03/28/2024	DEF 14A	HERE
Aron English (2)	65,865,464	03/28/2024	DEF 14A	HERE
Shaun Noll (3)	53,380,753	03/28/2024	DEF 14A	HERE
Shalima Pannikode	—	03/28/2024	DEF 14A	HERE
Scott Ryan	234,375	03/28/2024	DEF 14A	HERE
Douglas Edwards	156,250	03/28/2024	DEF 14A	HERE
Benjamin Urban	1,280,778	07/05/2024	Form 4	HERE
(1)
The business address for each of the “participants” set forth in the table above is c/o DIRTT Environmental Solutions Ltd., 7303 30th Street S.E., Calgary, Alberta, Canada T2C 1N6.
(2)
As reported on Schedule 13D/A filed with the SEC on January 23, 2024. 22NW, LP, as the investment manager of 22NW, may be deemed to beneficially own the 58,395,297 Common Shares owned by 22NW, inclusive of 8,440,252 Common Shares that are currently issuable upon the conversion of certain of the Company’s Debentures held by 22NW. 22NW GP, Inc., as the general partner of 22NW, may be deemed to beneficially own the 58,395,297 Common Shares owned by 22NW. 22NW Inc. (together with 22NW, 22NW GP, Inc. and 22NW, LP, the “22NW Group”), as the general partner of 22NW, LP, may be deemed to beneficially own the 58,395,297 Common Shares owned by 22NW. Aron English is the record owner of, and has the sole power to vote or direct the vote of, and the sole power to dispose or direct the disposition of, 7,470,167 Common Shares. On March 26, 2024, Mr. English filed with the SEC an amendment to his Form 4, available here, which provided an update to include an additional 22,776 Common Shares directly owned by Mr. English, revising his ownership to 7,492,943 Common Shares. Aron English, as the Portfolio Manager of 22NW, Manager of 22NW GP and President and sole shareholder of 22NW Inc., may be deemed to beneficially own the 58,395,297 Common Shares owned directly by 22NW, which, together with the Common Shares he directly beneficially owns, constitutes an aggregate of 65,865,464 Common Shares. 22NW, LP’s aggregate holdings also includes 2,181 Common Shares held by Alexander Jones and 2,272 Common Shares held by Bryson Hirai-Hadley, each of whom are employees of 22NW Group. The address of 22NW is 590 1st Ave S., Unit C1, Seattle, WA 98104.
(3)
As reported on Schedule 13D/A filed with the SEC on January 18, 2024. WWT is the record owner of, and has the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, 53,301,893 Common Shares Shaun Noll is the record owner of, and has the sole power to vote or direct the vote of, and the sole power to dispose or direct the disposition of, 78,860 Common Shares. In addition, Shaun Noll, as the Managing Member of WWT, beneficially owns, and has the shared power to vote or direct the vote of, and the shared power to dispose or direct the disposition of, the 53,301,893 Common Shares beneficially owned by WWT. Together with the Common Shares that he directly owns, Shaun Noll may be deemed the beneficial owner of an aggregate of 53,380,753 Common Shares. The principal business address of WWT and Mr. Noll is 1440 Plymouth Ave, San Francisco, CA 94112.

FOR FURTHER INFORMATION, PLEASE CONTACT

DIRTT Investor Relations at ir@dirtt.com

FORWARD-LOOKING STATEMENTS

Certain statements contained in this news release are “forward-looking statements” within the meaning of “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995 and Section 21E of the Securities Exchange Act of 1934 and “forward-looking information” within the meaning of applicable Canadian securities laws. All statements, other than statements of historical fact included in this news release are forward-looking statements. When used in this news release, the words “anticipate,” “expect,” “intend,” “may,” “will,” “should,” “would,” “could,” “can,” the negatives thereof, variations thereon and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. In particular, and without limitation, this news release contains forward-looking information pertaining to the Debenture Repurchase and the terms, benefits, sources of funding, effects and timing thereof; the benefits of the Amended and Restated SRP for the Company and its shareholders; the ratification of the Amended and Restated SRP by the Company’s shareholders at the SRP Meeting and the timing thereof; certain rights and obligations of 22NW and WWT under the Support Agreement; the benefits of the Support Agreement; DIRTT's intention to commence a normal course issuer bid and the timing and benefits thereof.

Forward-looking statements are based on certain estimates, beliefs, expectations, and assumptions made in light of management’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that may be appropriate. Forward-looking statements necessarily involve unknown risks and uncertainties, which could cause actual results or outcomes to differ materially from those expressed or implied in such statements. Due to the risks, uncertainties, and assumptions inherent in forward-looking information, you should not place undue reliance on forward-looking statements. Factors that could have a material adverse effect on our business, financial condition, results of operations and growth prospects include, but are not limited to, risks described under the section titled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC and applicable securities commissions or similar regulatory authorities in Canada on February 21, 2024. Our past results of operations are not necessarily indicative of our future results. You should not rely on any forward-looking statements, which represent our beliefs, assumptions and estimates only as of the dates on which they were made, as predictions of future events. We undertake no obligation to update these forward-looking statements, even though circumstances may change in the future, except as required under applicable securities laws. We qualify all our forward-looking statements by these cautionary statements.